Exhibit 99.1

2009 Barclays CEO Energy / Power Conference September 2009

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income attributable to the Partnership. In general, we define Distributable Cash Flow as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion and impairment expense; (ii) amortization of deferred financing costs, (iii) non-cash earnings from unconsolidated affiliates; (iv) distributions from (contributions to) unconsolidated affiliates (net of affiliate’s growth capital expenditures); (v) non-cash compensation expense; (vi) non-cash derivative activity; (vii) losses (gains) on the disposal of property, plant and equipment (“PP&E”); (viii) provision for deferred income taxes; (ix) adjustments for non-controlling interest in consolidated subsidiaries; (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xi) maintenance capital expenditures. We define Adjusted EBITDA as net income attributable to the Partnership adjusted for (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) losses (gains) on the disposal of PP&E; (v) non-cash derivative activity; (vi) non-cash compensation expense; (vii) provision for income taxes; (viii) adjustments for non-controlling interest in consolidated subsidiaries; and (ix) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix and Slide 19 for reconciliations of Adjusted EBITDA and Distributable Cash Flow, respectively, to net income attributable to the Partnership.

Key Investment Highlights

High Quality / Diversified Asset Base

- Leading presence in five core natural-gas producing regions of the U.S.
- Key long-term contracts with high quality producers to develop the Marcellus Shale and Woodford Shale; largest natural gas processor in Appalachia

Substantial Growth Opportunities

- 2009 capital budget of approximately $480 million for growth projects (approximately $330 million is expected to funded by joint venture and divestiture activities)
- Growth projects are well diversified across the asset base

Stable Cash Flows

- Long-term contracts with high-quality customers
- Active commodity price risk management program
- Meaningful portion of fee-based contracts

Proven Track Record of Growth

- Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance
- Since IPO, distributions have increased by 156% (14% CAGR)
- 11 acquisitions totaling ~$875 million (excluding the MarkWest Hydrocarbon merger) since IPO

Strong Financial Profile

- Focused on maintaining strong credit ratios
  - Debt / book capitalization of approximately 55%
  - Debt / Adjusted EBITDA of approximately 4.3x *(includes adjustment for material projects; see slide 18)*
- Access to approximately $215 million under our revolving credit facility *(as of Aug 3)*

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Geographic Footprint





- **Michigan**
  - 250-mile intrastate crude pipeline
  - 90-mile gas gathering pipeline

- **East Texas**
  - 500 MMcf/d gathering capacity
  - 280 MMcf/d processing plant
- **Western Oklahoma**
  - 275 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 500 MMcf/d gathering capacity
  - Centrahoma processing JV
  - Arkoma Connector JV with ArcLight Capital Partners
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities





- **Liberty M&R JV**
  - 70 MMcf/d gathering capacity
  - 70 MMcf/d processing capacity
- **Appalachia**
  - Four processing plants with combined 330 MMcf/d processing capacity
  - 1 million Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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East Texas System Overview

- Competitive advantages
  - Located in prolific East Texas Basin
    - Cotton Valley, Travis Peak and Pettit formations
    - Haynesville Shale
      - Currently gathering ~30 MMcf/d; expected to grow
  - Multiple gas and NGL outlets to downstream markets
  - System and plant are essentially new; highly fuel efficient with minimal losses
  - Low-pressure service
  - Common suction design for optimized compression redundancy
- Market Access
  - Interconnects to the Natural Gas Pipeline (NGPL) and CenterPoint Energy Gas Transmission Pipeline (CEGT)
- Gathering system
  - 500 MMcf/d capacity (current throughput greater than 450 MMcf/d)
  - Over 440 miles of pipe
  - Over 100,000 hp of compression
- Gas processing plant
  - 280 MMcf/d cryogenic gas plant
  - Highly fuel efficient


HARRISON COUNTY
RUSK COUNTY
PANOLA COUNTY
CARTHAGE
SHELBY COUNTY
LEGEND
PLANT
CDP
STATION
6" NGL LINE
COUNTY LINE
HIGHWAY
NGPL
CEGT

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Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Multiple gas outlets to downstream connections Low and medium pressure service System and plant are essentially new; highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), and CenterPoint Energy Gas Transmission (CEGT) Gathering system 275 MMcf/d current capacity Includes 80 MMcf/d expansion into the Granite Wash formation completed in 2008 Over 475 miles of pipe Over 50,000 hp of compression Gas processing plant 160 MMcf/d cryogenic gas plant Highly fuel efficient Western Oklahoma System Overview CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Located in prolific Arkoma Basin
  - Low pressure service
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CenterPoint Energy Gas Transmission (CEGT) and Enogex, Inc.
  - Joint venture with ArcLight Capital Partners to operate the Arkoma Connector pipeline that connects to Midcontinent Express and Gulf Crossing pipelines at Bennington; operational in July 2009
  - With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity
- **Gathering system**
  - 500 MMcf/d capacity
  - Over 700 miles of mostly large diameter pipe
  - Over 23 compressor stations with 85,000 HP
- **Processing and treating capacity**
  - 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture
  - Three amine treating facilities at north and south end of gathering system



McIntosh
Pittsburg
Atoka
Coal
Choctaw
Bryan
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY
CEGT PIPELINE
ARKOMA CONNECTOR PIPELINE
MEP PIPELINE
GULF CROSSING PIPELINE

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Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 1.2 million Gal/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Steam methane reformer (SMR) SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultra-low sulfur diesel The facility is expected to be operational in 2010 Project is anchored by a long-term, fee-based contract The SMR was sold to Air Products in September 2009 Javelina Processing Facility Overview Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Corpus Christi Bay Javelina Facilities Valero Refineries Citgo Refineries Flint Hills Refineries

Appalachia Overview Processing Plants Four plants with total gas processing capacity of approximately 330 MMcf/d Cobb plant expansion completed in mid 2009; capacity increased to approximately 70 MMcf/d Kenova plant modified in 2008 to improve propane recovery Siloam Current fractionation capacity of 1,000,000 Gal/d, including expansion completed in 2009 Competitive advantages Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets Deep local knowledge developed over 20 years of operations NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing Produces purity propane, iso-butane, normal butane, and natural gasoline Deep marketing relationships and sales by truck, rail, and barge Storage capacity of approximately 11 million gallons

Liberty Overview Competitive advantages Located in prolific Marcellus Shale play in the Appalachian Basin Critical natural gas gathering and processing and NGL transportation, fractionation, and storage infrastructure that currently does not exist in the Northeastern United States System and plants are new; highly fuel efficient with minimal losses Low-pressure service Market Access Interconnects to the Columbia Gas Transmission Pipeline (CGT) and National Fuel Gathering system 70 MMcf/d capacity (current throughput greater than 50 MMcf/d) Over 50 miles of pipe Over 25,000 hp of compression Gas processing plant 40 MMcf/d mechanical refrigeration gas plant 30 MMcf/d cryogenic gas plant Joint Venture with NGP Midstream & Resources (M&R) Long-term partnership to develop midstream services in the Marcellus Shale Owned 60% by MarkWest and 40% by M&R Joint venture expects to invest approximately $300 million from inception through the end of 2009

Long-term Liberty Development Plans

- **High-pressure gathering**
  - Over 100+ miles of high-pressure trunkline and 20+ compressor stations
  - MarkWest standalone rich-gas gathering capacity of 200+ MMcf/d
  - Columbia/MarkWest rich-gas gathering capacity of 240+ MMcf/d
- **Processing capacity**
  - 4 processing plants with up to 470 MMcf/d of processing capacity
  - Market outlets to Columbia Gas Transmission, Texas Eastern Transmission Company, and National Fuel
- **NGL Infrastructure**
  - Fractionation capacity of up to 35,000+ Bbl/day
  - Plant products marketed by truck, pipeline, and rail



Pennsylvania
Propane pipeline to TEPPCO
Houston Plant Complex
Processing and fractionation capacity
NGL product pipeline and rail yard
Majorsville Plants
Cryogenic plants and pipeline
Area to be served by MarkWest gathering infrastructure
West Virginia
Area to be served by Columbia Gas and MarkWest joint gathering and compression facilities

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“MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

# Distribution Growth Since IPO


156% Distribution Growth since IPO in May 2002
(14% CAGR)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Common Unit Distribution

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2009 Growth Capital Forecast

2009 growth capital forecast	**~$ 480 million**
Less funding through joint ventures / divestitures	**~$(330) million**
Net MarkWest cash growth capital	**~$ 150 million**



Northeast
$20
Gulf Coast
~$30
Southwest
~$200 MM
Liberty
~$230 MM

Southwest

- Arkoma Connector pipeline
- Stiles Ranch
- Southeast Oklahoma / Woodford expansion
- Well connects / compression

Liberty

- Develop midstream infrastructure in the Marcellus shale

Northeast

- Cobb plant replacement
- Siloam plant expansion

Gulf Coast

- SMR hydrogen production facility

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Capital Investment millions millions Distributable Cash Flow 1 (1) See slide 19 for a reconciliation of DCF to net income attributable to the Partnership. Acquisitions Growth capital Strategic Investments Drive DCF NOTE: Financial data for periods prior to 2008 has not been restated for the MarkWest Hydrocarbon merger $160M–$190M * Approximately $330 million is expected to be funded through joint ventures and divestiture activities. $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 2009F* $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009F

2009 Forecasted DCF Sensitivity Analysis

- **The table reflects an estimated range of 2009 DCF based on three natural gas liquids (NGL) correlation scenarios, including:**
  - (A) One standard deviation above the historical average NGL correlation to crude over the past three years;
  - (B) The historical average NGL correlation to crude over the past three years;
  - (C) One standard deviation below the historical average NGL correlation to crude over the past three years.
- **The analysis assumes derivative instruments outstanding as of August 10, 2009, production volumes estimated through December 31, 2009, and incorporates actual results for the first six months of 2009.**
- **During the past 10 years, the annual average NGL correlation has ranged between one standard deviation below the historical average and one standard deviation above the historical average.**

Estimated Range of 2009 DCF

($ in millions)

		Crude Oil to Natural Gas Ratio				
Crude Oil Price	NGL Correlation	16:1	14:1	12:1	10:1	8:1
$70	A	$217	$217	$216	$216	$215
	B	$199	$199	$199	$198	$196
	C	$182	$181	$180	$179	$180
$60	A	$209	$209	$209	$208	$207
	B	$192	$191	$191	$190	$188
	C	$173	$173	$172	$171	$172
$50	A	$204	$204	$204	$203	$203
	B	$186	$186	$185	$185	$183
	C	$168	$167	$166	$166	$168
$40	A	$199	$199	$199	$199	$198
	B	$181	$180	$180	$179	$178
	C	$160	$160	$160	$160	$162

NOTE: The table is based on information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity.

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Capital Structure

($ in millions)	As of December 31, 2008	As of June 30, 2009	As of June 30, 2009 As Adjusted
Cash	**$ 3.3**	**$ 56.5**	**$ 56.5**
Credit Facility [1]	184.7	232.8	9.2
6-7/8% Senior Notes due 2014	215.3	216.1	216.1
6-7/8% Senior Notes due 2014	–	117.6	117.6
8-1/2% Senior Notes due 2016	274.1	274.2	274.2
8-3/4% Senior Notes due 2018	498.8	498.9	498.9
Total Debt	**$ 1,172.9**	**$ 1,339.6**	**$ 1,116.0**
Partners' Capital [2]	$ 1,204.5	$ 1,081.0	$ 1,201.7
Total Capitalization	**$ 2,377.4**	**$ 2,420.6**	**$ 2,317.7**
LTM Adjusted EBITDA[3]	$ 289.0	$ 282.5	$ 282.5
Total Debt / Capitalization	49%	55%	48%
Total Debt / LTM Adjusted EBITDA	4.1x	4.7x	4.0x
Adjusted EBITDA / Interest Expense	4.0x	3.4x	3.5x
Total Debt / LTM Adjusted EBITDA w/ Adjustment for Material Projects [4]	3.8x	4.3x	3.7x
Adjusted EBITDA w/ Adjustment for Material Projects / Interest Expense [4]	4.5x	4.0x	4.0x

(1) Pro forma Credit Facility assumes repayment from net proceeds of August 2009 equity offering, final payment from May 2009 Arkoma Connector joint venture, and proceeds from SMR divestiture.
(2) Pro forma Partners' Capital assumes net proceeds from August 2009 equity offering.
(3) Adjusted EBITDA calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA.
(4) Adjusted EBITDA w/ Adjustment for Material Projects and leverage / interest coverage ratios calculated in accordance with Credit Facility covenants.

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$ 75.0 $ 142.2 Total distributions paid (2.9) – Adjustment for non-controlling interest of consolidated subsidiaries (35.3) 53.8 Provision for income tax – deferred $ 88.9 $ 198.1 Distributable cash flow (DCF) 1.39x (7.2) 7.0 0.4 (0.1) 14.9 (263.1) 184.3 $ 208.1 Year ended December 31, 2008 (1.1) Non-cash losses from unconsolidated affiliates (5.0) Distributions from (contributions to) unconsolidated affiliates, net of growth capital 2.6 Non-cash compensation expense 1.19x (3.0) 4.1 155.0 71.7 $ (97.2) Six months ended June 30, 2009 ($ in millions) Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Maintenance capital expenditures Other Net income (loss) attributable to the Partnership Distribution Coverage

2009 Guidance 2009 Financial Guidance Distributable cash flow of $160 million to $190 million Growth capital expenditures of approximately $480 million approximately $330 million is expected to be funded by joint venture and divestiture activities

Investment Highlights High quality / diversified asset base Substantial growth opportunities Stable cash flows Proven track record of growth Strong financial profile

Appendix

 (5.4) (3.4) 4.9 Adjustment for non-controlling interest in consolidated subsidiaries 9.0 14.9 20.5 Non-cash compensation expense 6.4 6.5 – Adjustment for interest in unconsolidated investments $ 220.4 150.4 42.4 (24.6) 66.2 $ (39.4) Year ended December 31, 2007 $ 289.0 (263.1) 72.9 68.8 184.3 $ 208.1 Year ended December 31, 2008 $ 282.5 (353.3) 82.1 71.7 202.4 $ 269.6 LTM ended June 30, 2009 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, impairments, and loss on disposal of PP&E Adjusted EBITDA Net income attributable to the Partnership Reconciliation of Adjusted EBITDA

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com